                                                              Exhibit 10


                FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of April 10, 2002 (this "Amendment"), is entered into by and among Arch Chemicals
                      ---------
Receivables Corp., a Delaware corporation ( the "Seller") as seller, Arch
                                                 ------
Chemicals, Inc., a Virginia corporation ("Arch"), as initial servicer, Blue Ridge Asset Funding Corporation, a Delaware corporation ("Blue Ridge"), as
                                                          ----------
purchaser and Wachovia Bank, National Association (f/k/a Wachovia Bank, N.A.), a national banking association ("Wachovia") as Agent. Capitalized terms used and
                               --------
not otherwise defined herein are used as defined in the Agreement.

         WHEREAS, the Seller, Arch, Blue Ridge and Wachovia entered into that certain Receivables Purchase Agreement, dated as of March 19, 2002 (the "Agreement");
 ---------
         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;


         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. Amendments to the Agreement.
                    ----------------------------

         (a) The definition of "Obligor Concentration Limit" is hereby amended by adding the following new sentence at the end thereof:


         "Subject to the provisions of clause (iii) above, for each Calculation
                                       ------------
Period from March to and including August of each calendar year, Wal-Mart Stores Inc. and its Affiliates shall be a special Obligor with a Special Obligor Concentration Limit of 6% plus the applicable concentration limit determined in accordance with the table above."

         (b) The definition of "Required Reserve Factor Floor" is hereby amended by deleting clause (i) therein and substituting in lieu thereof the following new clause (i):

         "(i) 14% (provided that for each Calculation Period from March to and including August of each calendar year, the percentage shall be 20% instead of 14%) plus"

         SECTION 2. Amended Agreements in Full Force and Effect as Amended.
                    ------------------------------------------------------
Except as specifically amended hereby, the Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 3. Miscellaneous.
                    -------------

         (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.


         (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                              ARCH CHEMICALS RECEIVABLES CORP.

                                              By:     /s/ W. Paul Bush
                                                 -------------------------------

                                              Name:       W. Paul Bush
                                                   -----------------------------

                                              Title:   V.P. and Treasurer
                                                    ----------------------------

                                              Address:

                                              US Mail:
                                              -------
                                              c/o Arch Chemicals, Inc.
                                              501 Merritt 7
                                              P.O. Box 5204
                                              Norwalk, CT 06856-5204


                                              Hand Delivery:
                                              -------------
                                              c/o Arch Chemicals, Inc.
                                              501 Merritt 7
                                              Norwalk, CT 06851


                                              Attention: Corporate Secretary
                                              Phone: (203) 229-2900
                                              Fax: (203) 229-2713

                                              ARCH CHEMICALS, INC.

                                              By:     /s/ W. Paul Bush
                                                   -----------------------------

                                              Name:       W. Paul Bush
                                                   -----------------------------

                                              Title:   V.P. and Treasurer
                                                   -----------------------------

                                              Address:

                                              US Mail:
                                              -------
                                              501 Merritt 7
                                              P.O. Box 5204
                                              Norwalk, CT 06856-5204


                                              Hand Delivery:
                                              -------------
                                              501 Merritt 7
                                              Norwalk, CT 06851


                                              Attention: Corporate Secretary
                                              Phone: (203) 229-2900
                                              Fax: (203) 229-2713

                                         BLUE RIDGE ASSET FUNDING CORPORATION

                                         By:  Wachovia Bank, National
                                              Association, as Attorney-in-Fact

                                         By:        /s/ Kenny Karpowicz
                                            -----------------------------------

                                         Name:          Kenny Karpowicz
                                              ---------------------------------

                                         Title:         Vice President
                                               --------------------------------

                                         Address:
                                         c/o Wachovia Bank, National
                                         Association, as Administrative Agent
                                         100 North Main Street
                                         Winston-Salem, NC 27150
                                         Telephone:(336) 735-6097
                                         Fax: (336) 735-6099

                                         WACHOVIA BANK, NATIONAL
                                         ASSOCIATION, as a Liquidity Bank
                                         and as Agent

                                         By:        /s/ W. Adrian Jordan
                                            -----------------------------------

                                         Name:          W. Adrian Jordan
                                              ---------------------------------

                                         Title:             Director
                                               ---------------------------------

                                         Address:
                                         191 Peachtree Street, N.E., GA-8047
                                         Atlanta, Georgia 30303
                                         Telephone: (404) 332-1398
                                         Fax: (404) 332-5152